UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2021

Huntington Bancshares Incorporated

(Exact name of registrant as specified in its charter)

Maryland	1-34073	31-0724920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Registrant’s address: 41 South High Street, Columbus, Ohio 43287

Registrant’s telephone number, including area code: (614) 480-2265

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of exchange on which registered
Depositary Shares (each representing a 1/40th interest in a share of 5.875% Series C Non-Cumulative, perpetual preferred stock)	HBANN	NASDAQ
Depositary Shares (each representing a 1/40th interest in a share of 4.500% Series H Non-Cumulative, perpetual preferred stock)	HBANP	NASDAQ
Depositary Shares (each representing a 1/1000th interest in a share of 5.70% Series I Non-Cumulative, perpetual preferred stock)	HBANM	NASDAQ
Common Stock—Par Value $0.01 per Share	HBAN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§24012b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 9, 2021, Huntington Bancshares Incorporated (“Huntington”) filed a Current Report on Form 8-K (the “Initial Filing”), which was subsequently amended by a Current Report on Form 8-K/A filed on July 6, 2021 (together with the Initial Filing, the “Filing”), to report that Huntington had completed its acquisition of TCF Financial Corporation (“TCF”) pursuant to the Agreement and Plan of Merger, dated as of December 13, 2020 (the “Merger Agreement”), by and between Huntington and TCF. Pursuant to the Merger Agreement, effective June 9, 2021, TCF merged with and into Huntington (the “Merger”), with Huntington continuing as the surviving corporation in the Merger. This Current Report on Form 8-K/A amends the Filing to include the financial statements of TCF and the pro forma financial information required by Item 9.01 of Form 8-K.

The pro forma financial information included in this Current Report on Form 8-K/A has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that Huntington and TCF would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the Merger. Except as described above, all other information in the Filing remains unchanged.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of TCF as of December 31, 2020 and 2019, and for each of the fiscal years ended December 31, 2020, 2019 and 2018 are filed as Exhibit 99.1 hereto and incorporated herein by reference.

The unaudited interim financial statements of TCF as of March 31, 2021 and for the three months ended March 31, 2021 and 2020 are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of Huntington as of March 31, 2021, giving effect to the Merger as if it had occurred on March 31, 2021, and the unaudited pro forma condensed combined statements of income of Huntington for the three months ended March 31, 2021 and for the fiscal year ended December 31, 2020, in each case giving effect to the Merger as if it had occurred on January 1, 2020, are filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of KPMG LLP, independent registered public accounting firm (with respect to TCF Financial Corporation).

99.1	Audited consolidated financial statements of TCF Financial Corporation as of December 31, 2020 and 2019, and for each of the fiscal years ended December 31, 2020, 2019 and 2018 (incorporated by reference to Exhibit 99.1 to Huntington Bancshares Incorporated’s Current Report on Form 8-K filed on April 30, 2021).

99.2	Unaudited interim financial statements of TCF Financial Corporation as of March 31, 2021 and for the three months ended March 31, 2021 and 2020.

99.3	Unaudited pro forma condensed combined balance sheet of Huntington Bancshares Incorporated as of March 31, 2021 and unaudited pro forma condensed combined statements of income of Huntington Bancshares Incorporated for the three months ended March 31, 2021 and for the fiscal year ended December 31, 2020.

104	Cover Page Interactive Data File – the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date: July 29, 2021	By:	/s/ Jana J. Litsey
Jana J. Litsey
General Counsel

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